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                                                          Exhibit 10.2.1



                         Patina Oil & Gas Corporation
                                 1625 Broadway
                            Denver, Colorado 80202

                                                        August __, 1997

             Re:  Termination of Corporate Services Agreement

Snyder Oil Corporation
777 Main Street, Suite 2500
Fort Worth, Texas 76012
Attention:  General Counsel

Dear Sir:

              This letter is being written in connection with the Corporate Services Agreement, dated as of January 16, 1996 (the "Agreement"), between Patina Oil & Gas Corporation, a Delaware corporation ("Patina"), and Snyder Oil Corporation, a Delaware corporation ("Snyder"), pursuant to which Snyder has provided Patina with certain services and support and which Snyder and Patina have been continuing on a month-to-month basis since the Agreement's stated expiration on ______ __, 1997.

              Patina proposes that the Agreement be terminated concurrently with Snyder's sale of Patina common stock pursuant the Registration Statement on Form S-3 (file no. 333-____) filed by Patina with the Securities and Exchange Commission.

              If the foregoing is acceptable to Snyder, please sign the enclosed copy of this letter in the place provided below for that purpose and return it to Patina, whereupon this letter shall constitute a binding agreement between Patina and Snyder.

                                            Very truly yours,

                                            Patina Oil & Gas Corporation


                                            By:__________________________
                                               Name:
                                               Title:

Agreed to this __ day of
August, 1997

Snyder Oil Corporation


By:_________________________
Name:
Title:




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